EXHIBIT 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of February 26, 2010, among COMMERCIAL METALS COMPANY, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement defined below (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent.
BACKGROUND
     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of November 24, 2009 (the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement, subject to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS.
     (a) Section 7.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     7.08 Interest Coverage Ratio. The Borrower shall not permit the Interest Coverage Ratio to be less than 2.50 to 1 on May 31, 2010 or at the end of any fiscal quarter thereafter; provided, however, notwithstanding anything in the definition of Interest Coverage Ratio to the contrary, and for purposes of this Section 7.08 only (thereby expressly excluding Section 7.10, in addition to any other Sections of this Agreement), the Interest Coverage Ratio for (a) the fiscal quarter ending May 31, 2010, shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the fiscal quarter ending May 31, 2010, (b) the fiscal quarter ending August 31, 2010, shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the two consecutive fiscal quarters ending August 31, 2010, and (c) the fiscal quarter ending November 30, 2010, shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the three consecutive fiscal quarters ending November 30, 2010.

     (b) Exhibit E to the Credit Agreement, the Compliance Certificate, is hereby amended and restated in its entirety to be in the form of Exhibit E attached to this First Amendment.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments set forth in the foregoing Section 1:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date;
     (b) no event has occurred and is continuing which constitutes a Default;
     (c) the Borrower has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws;
     (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transaction contemplated herein or therein, will conflict with any Law or Organization Document of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (not already obtained), is required for the execution, delivery or performance by the Borrower of this First Amendment.
     3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of February 26, 2010 subject to the following:

     (a) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;
     (c) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower; and
     (d) the Administrative Agent shall have received all fees, in immediately available funds, agreed to be paid by the Borrower in connection with this First Amendment.
     4. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this First Amendment.
     (b) Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Borrower or the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, including, without limitation, compliance with Section 7.10 of the Credit Agreement for the fiscal quarter ending February 28, 2010, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     5. COSTS AND EXPENSES. The Borrower shall be obligated to pay or reimburse the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.
     6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

     7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state (provided that the Administrative Agent and each Lender shall retain all rights arising under federal law), and shall be binding upon the parties hereto and their respective successors and assigns.
     8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
     9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

COMMERCIAL METALS COMPANY
By:	/s/ Murray R. McClean
	Name:	Murray R. McClean
	Title:	Chairman of the Board, President and CEO

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and an L/C Issuer
By:	/s/ David McCauley
	Name:	David McCauley
	Title:	Senior Vice President

BNP PARIBAS
By:	/s/ Michael Kowalczuk
	Name:	Michael Kowalczuk
	Title:	Vice President

By:	/s/ Berangere Allen
	Name:	Berangere Allen
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	Authorized Signatory

WELLS FARGO HSBC TRADE BANK
By:	/s/ John Peloubet
	Name:	John Peloubet
	Title:	Vice President/Relationship Manager

JPMORGAN CHASE BANK, N.A.
By:	/s/ David L. Howard
	Name:	David L. Howard
	Title:	Managing Director

COMPASS BANK
By:	/s/ Thomas Blake
	Name:	Thomas Blake
	Title:	Senior Vice President

SCOTIABANC INC.
By:	/s/ J. F. Todd
	Name:	J. F. Todd
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND plc
By:	/s/ Brian Williams
	Name:	Brian Williams
	Title:	Vice President

THE BANK OF NEW YORK MELLON
By:	/s/ Timothy J. Glass
	Name:	Timothy J. Glass
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Steven F. Larsen
	Name:	Steven F. Larsen
	Title:	First Vice President

NATIONAL AUSTRALIA BANK LIMITED
By:	/s/ Courtney A. Cloe
	Name:	Courtney A. Cloe
	Title:	Director

COMERICA BANK
By:	/s/ Catherine Young
	Name:	Catherine Young
	Title:	Vice President

CITIBANK, N.A.
By:	/s/ David C. Hauglid
	Name:	David C. Hauglid
	Title:	Senior Relationship Manager

STANDARD CHARTERED BANK
By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	AVP/Credit Documentation Credit Risk Control

GOLDMAN SACHS BANK USA
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

EXHIBIT E
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: _____________
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of November 24, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Commercial Metals Company, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.
     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                           of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.
     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and
[select one:]
     [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]
—or—

     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
     4. The representations and warranties of the Borrower contained in Article V of the Agreement and each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, (b) that for purposes of this Compliance Certificate, the representations and warranties contained in subsection (a) of Section 5.06 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, except that to the extent such representations and warranties refer to statements furnished pursuant to clause (b) of Section 6.01 of the Agreement, the representations and warranties in subclauses (i) and (ii) of clause (a) of Section 5.06 of the Agreement, shall be qualified by reference to the absence of footnotes and shall be subject to year-end adjustments, and (c) the representations and warranties set forth in Section 5.06(c) of the Agreement shall not be deemed to be made for purposes of this Compliance Certificate during any time that the Borrower’s Debt Rating is an Investment Grade Rating.
     5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___, ___.

COMMERCIAL METALS COMPANY
By:
Name:
Title:

For the Quarter/Year ended __________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.03(g) — Dispositions
	A.	30% of Consolidated Tangible Assets as of last day of immediately preceding fiscal year	$
	B.	Aggregate book value of assets Disposed (excluding Dispositions pursuant to clause (a) through (f) of Section 7.03) during existing fiscal year through Statement Date	$

	C.	Difference (A — B)	$

II.	Section 7.08 — Interest Coverage Ratio*
	A.	Consolidated EBITDA for four consecutive fiscal quarters ending on Statement Date:
		(1) Consolidated Net Income	$
		(2) Interest expense	$
		(3) Income taxes	$
		(4) Depreciation and Amortization	$
		(5) Consolidated EBITDA (Lines II.A.(1) + (2) + (3) + (4))	$
	B.	Consolidated Interest Expense for four consecutive fiscal quarters ending on Statement Date	$
	C.	Interest Coverage Ratio (Line II.A.(5) ÷ Line II.B.)	____ to ____
	D.	Minimum Required — 2.50 to 1.00 on May 31, 2010 and at the end of each fiscal quarter thereafter

*	Note — For the fiscal quarter ending (a) May 31, 2010, Interest Coverage Ratio shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the fiscal quarter ending May 31, 2010, (b) August 31, 2010, Interest Coverage Ratio shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the two consecutive fiscal quarters ending August 31, 2010, and (c) November 30, 2010, shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the three consecutive fiscal quarters ending November 30, 2010.

III.	Section 7.09 — Debt to Capitalization Ratio
	A.	Consolidated Funded Debt at Statement Date:
		(1) All indebtedness for borrowed money or which has been incurred in connection with acquisition of plant, property and equipment	$
		(2) All Capitalized Rentals	$
		(3) All Guaranties of Funded Debt	$
		(4) Total (Lines III.A.(1) + (2) + (3))	$

	B.	Total Capitalization at Statement Date
		(1) Line III.A.(4)	$
(2) Consolidated Tangible Net Worth
		(a) Shareholders’ equity	$
		(b) Intangible Assets	$
		(c) Total (a) — (b)	$
		(3) Total Capitalization (Line III.B.(1) + Line III.B.(2)(c))	$
	C.	Debt to Capitalization Ratio (Line III.A.(4) / (Line III.B.(3))	_____ to 1
		Maximum Allowed		0.60 to 1

IV.	Section 7.10 — Liquidity (To be completed only if Interest Coverage Ratio on Line C of Section II above* is less than 2.50 to 1.00)
	A.	Cash and Cash Equivalents at Statement Date	$
	B.	Availability at Statement Date under securitization facilities of the Borrower and the Securitizing Subsidiaries	$
	C.	Outstanding Amount of Loans at Statement Date	$
	D.	Liquidity ((Line IV.A. + Line IV.B.) — Line IV.C.)	$
	E.	Minimum Required		$300,000,000

*	Note — For purposes of Section 7.10 of the Credit Agreement, Interest Coverage Ratio shall be calculated at all times using Consolidated EBITDA and Consolidated Interest Expense for four consecutive fiscal quarters ending on Statement Date; therefore, for the fiscal quarters ending May 31, 2010, August 31, 2010 and November 30, 2010, the calculation of Interest Coverage Ratio in this Section IV, with respect to Section 7.10 of the Credit Agreement, will be different than the calculation of Interest Coverage Ratio in Section II above.